                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 1999


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                 0-23108                     51-0020270
       --------                 -------                     ----------
      (State of               (Commission                 (IRS Employer
     Organization)            File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                          19720
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

               Series 1999-6. On December 9, 1999, the registrant made available to investors a prospectus supplement and prospectus, each dated December 7, 1999, with respect to the issuance of $750,000,000 aggregate principal amount of Series 1999-6 6.85% Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 1999-6 7.10% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 1999-6, to be dated as of December 14, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.

Item 7.  Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99 Prospectus and Prospectus Supplement, each dated December 7, 1999, with respect to the 6.85% Class A Credit Card Pass-Through Certificates and the 7.10% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1999-6.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Discover Card Master Trust I
                                      (Registrant)


                                    By: Greenwood Trust Company
                                        (Originator of the Trust)



Date: December 9, 1999              By: /s/ John J. Coane
                                       -----------------------------------------
                                       John J. Coane
                                       Vice President, Chief Accounting Officer
                                         and Treasurer

                                INDEX TO EXHIBITS

Exhibit        Description                                               Page
-------        -----------                                               ----

99             Prospectus and Prospectus Supplement, each dated            5
               December 7, 1999, with respect to the 6.85% Class A
               Credit Card Pass-Through Certificates and the 7.10%
               Class B Credit Card Pass-Through Certificates of
               Discover Card Master Trust I, Series 1999-6.